UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2006

PAULA FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	0-23181	95-4640638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PAULA FINANCIAL

87 E. Green Street, Suite 206

Pasadena, CA  91105

(Address of principal executive offices)

(626) 844-7100

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

On October 2, 2006, PAULA Financial (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) announcing, among other items, the resignation of the Company’s independent registered public accounting firm, Stonefield Josephson, Inc. (“SJ”). The Initial 8-K is hereby incorporated by reference.

In accordance with Item 4.01 of Form 8-K and Item 304 of Regulation S-B, the Company provided SJ with a copy of its disclosures contained in the Initial 8-K and requested that SJ furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements made by the Company in the Initial 8-K.  On October 5, 2006, the Company received SJ’s response letter; a copy of that letter is attached hereto as Exhibit 16.1.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number	Description of Exhibit

16.1	Letter from SJ to the Securities and Exchange Commission, dated October 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2006

By:	/s/ Deborah S. Maddocks
Vice President - Finance